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                                                                      EXHIBIT 21


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List of Subsidiaries of Exide Corporation as of March 31, 2001

ENTITY NAME                                     COUNTRY
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EMACEL                                          Angola
AUSTRALIAN BATTERY CO. (AUSTRALIA) PTY LTD.     Australia
EXIDE AUSTRALIA PTY LIMITED                     Australia
GNB BATTERY TECHNOLOGIES LIMITED                Australia
EXIDE BATTERIEWERKE GmbH                        Austria
CMP BATTERIJEN NV                               Belgium
EXIDE AUTOMOTIVE SA                             Belgium
GNB TECHNOLOGIES N.V.                           Belgium
1036058 ONTARIO INC.                            Canada
EXIDE CANADA INC.                               Canada
GNB TECHNOLOGIES (SHENZHEN) LIMITED             China
EXIDE DANMARK AS                                Denmark
SCAN DETA APS                                   Denmark
GNB TECHNOLOGIES LIMITED                        England and Wales
EXIDE OY, FKA PAKKASSAKU OY                     Finland
GNB TECHNOLOGIES OY                             Finland
AFFINERIE DE PONT SAINTE MAXENCE SAS            France
ATSA FRANCE S.A.                                France
BIG FRANCE SARL                                 France
CEAC, COMPAGNIE EUROPEENE D'ACCUMULATEUR        France
DETA FRANCE SARL                                France
EXIDE FRANCE SA                                 France
EXIDE HOLDING EUROPE                            France
GNB TECHNOLOGIES S.A.                           France
LILLE ASSEMBLAGE BATTERIE ETANCHE S.A.R.L.      France
LILLE BATTERIE SERVICE                          France
DEUTCHE EXIDE STANDBY                           Germany
DEUTSCHE EXIDE, GMBH                            Germany
EXIDE AUTOMOTIVE BATTERIE GMBH                  Germany
FRIWO SILBERKRAFT GELLESCHAFT FUR               Germany
GNB TECHNOLOGIES GMBH                           Germany
HAGEN BATTERIE, AG                              Germany
ICCS BATTERIE VERTREIB GMBH                     Germany
MAREG ACCUMULATOREN GMBH                        Germany
U-KASSE HAGEN BATTERIE AG GmbH                  Germany
TUDOR HELLENIC, S.A.                            Greece
GNB TECHNOLOGIES CHINA LIMITED                  Hong Kong
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ENTITY NAME                                     COUNTRY
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GNB TECHNOLOGIES (INDIA) PRIVATE LIMITED        India
TUDOR INDIA LIMITED                             India
ALL BATTERIES LIMITED                           Ireland
EXIDE BATTERIES IRELAND LIMITED                 Ireland
GEMALA DISTRIBUTORS LIMITED                     Ireland
GEMALA IGNITION COMPANY LIMITED                 Ireland
GEMALA IRELAND COMPANY LIMITED                  Ireland
EXIDE MANX LIMITED                              Isle of Man
COMPAGNIA GENERALE ACCUMULATORI SPA             Italy
EXIDE ITALIA S.P.A.                             Italy
GNB TECHNOLOGIES s.r.l.                         Italy
INDUSTRIA COMPOSIZIONI STAMPATE ICS, SpA        Italy
SOCIETA INDUSTRIALE ACCUMULTOR SpA              Italy
EXIDE EUROPE FUNDING LIMITED                    Jersey
EXIDE LENDING LIMITED                           Jersey
TUDOR COLLECTIONS, LTD.                         Jersey
MERCOLEC, S.A.                                  Luxembourg
ATSA BATTERIJEN BV                              Netherlands
CMP BATTERIJEN BV                               Netherlands
EXIDE AUTOMOTIVE BV                             Netherlands
HAGEN BATTERIJEN, BV                            Netherlands
MERCOLEC TUDOR, BV                              Netherlands
TS BATTERIES BV                                 Netherlands
EXIDE NEW ZEALAND LIMITED                       New Zealand
ANKER DEFENSE A/S                               Norway
EXIDE SONNAK, A/S                               Norway
CENTRA SPOLKA AKCYJNA (CENTRA SA)               Poland
DETA POLSKA S.A.                                Poland
AZAMBUJA ACESORIOS INDUSTRIAIS, LDA.            Portugal
CROVAM FERRAMENTAS DE PORTUGAL, SA              Portugal
DETA PORTUGUESA BATERIES, LDA                   Portugal
RENOVACION URBANA, LDA                          Portugal
SOCIEDADE NACIONAL DE METALURGIA, LDA           Portugal
SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR        Portugal
EXIDE HOLDING ASIA PTE LIMITED                  Singpore
EXIDE SINGAPORE PTE LIMITED                     Singpore
BIG ESPANA SA                                   Spain
ELECTRO MERCANTIL INDUSTRIAL, S.A.              Spain
FULMEN IBERICA S.A.                             Spain
OXIVOLT, S.L.                                   Spain
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ENTITY NAME                                     COUNTRY
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SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR, SA      Spain
TUDOR ELECTRONICA, SA                           Spain
CMP BATTERIER AB                                Sweden
GEMALA SWEDEN AB                                Sweden
TUDOR AB                                        Sweden
EXIDE AL DOBOWI                                 United Arab Emirates
BATTERY WORLD LIMITED                           United Kingdom
BIG BATTERIES LIMITED                           United Kingdom
BIG DISTRIBUTION LIMITED                        United Kingdom
CMP BATTERIES LTD.                              United Kingdom
CMP BATTERIES PENSIONS LIMITED                  United Kingdom
DETA UK LIMITED                                 United Kingdom
EURO EXIDE CORPORATION LIMITED                  United Kingdom
EURO EXIDE NOMINEES LIMITED                     United Kingdom
EUROBAT INTERNATIONAL BATTERIES LTD             United Kingdom
EXIDE (DAGENHAM) LIMITED                        United Kingdom
EXIDE BATTERIES LIMITED                         United Kingdom
EXIDE HOLDINGS LIMITED                          United Kingdom
FRIWO BATTERIES LIMITED                         United Kingdom
FULMEN (UK) LIMITED                             United Kingdom
GEMALA IRELAND COMPANY LIMITED                  United Kingdom
GEMALA IRELAND HOLDINGS LIMITED                 United Kingdom
M B D NATIONAL LIMITED                          United Kingdom
NATIONAL BATTERY DISTRIBUTION LTD.              United Kingdom
NORD GROUP LIMITED                              United Kingdom
NORTHERN BATTERY DISTRIBUTION LIMITED           United Kingdom
OHE LIMITED                                     United Kingdom
SPITFIRE BATTERIES LTD                          United Kingdom
TS BATTERIES LIMITED                            United Kingdom
DIXIE METALS COMPANY                            USA/Delaware
EXIDE DELAWARE LLC                              USA/Delaware
EXIDE U.S. FUNDING CORPORATION                  USA/Delaware
GNB BATTERY TECHNOLOGIES JAPAN, INC.            USA/Delaware
REFINED METALS CORPORATION                      USA/Delaware
ROYAL BATTERY DISTRIBUTORS LLC                  USA/Delaware
EXIDE ILLINOIS, INC.                            USA/Pennsylvania